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                                                                  Exhibit 10.4.2

                            LEASE RENEWAL AGREEMENT

STATE OF NORTH CAROLINA
COUNTY OF MECKLENBURG

     THIS LEASE RENEWAL AGREEMENT made and entered into as of the 1/st/ day of September, 1996 by and between Atlantic Design Company, Inc., hereinafter called "TENANT" and Garrett and Garrett, hereinafter called "LANDLORD."

WITNESSETH:

WHEREAS, TENANT and LANDLORD entered into a certain Lease Agreement ("Lease") dated September 1, 1993 for the rental by TENANT of certain property incorporated herein by reference (the "Premises"), now consisting of 122,320 square feet and described as follows:

     5601-1         60,000 Square Feet
     5601-2         10,720 Square Feet
     5601-3         41,600 Square Feet
     5601-4         10,000 Square Feet

all areas approximate, all located at 5601 Wilkinson Boulevard, Charlotte, North Carolina; and

     WHEREAS, the initial Lease term terminated at Midnight on August 31, 1996, and by the terms of the Lease TENANT prevented such termination by renewing the Lease upon the same terms and conditions contained in the Lease; and

     WHEREAS, TENANT has notified LANDLORD of its desire to renew the Lease for an additional three (3) year term beginning June 1, 1997 and the parties have agreed upon the monthly rental to be paid by TENANT to LANDLORD during said renewal term and the terms and conditions thereof;

     NOW, THEREFORE, in consideration of the rents to be paid and the mutual promises and covenants herein contained, LANDLORD does hereby agree to continue leasing to TENANT, and TENANT does hereby agree to continue leasing from LANDLORD, the Premises on the terms and conditions hereinafter set forth:

1. The renewal term of the Lease and the accrual of the rent hereunder shall be for a period of three (3) years commencing on June 1, 1997 and terminating at Midnight on May 31, 2000. The rental for the renewal term of the Lease shall be $855,016.80 and shall be payable in advance in monthly installments of
      -----------
   $23,750.47 each to LANDLORD's agent, US Commercial, 5960 Fairview Road,
   ----------
   Suite 106, Charlotte, North Carolina 28210 until notice to the contrary is given by LANDLORD.


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2. OPTION TO RENEW.  LANDLORD gives TENANT an additional option to renew for a period of three (3) years under the same terms and conditions in the initial lease at the rental rate set forth herein increased by the percentage change in the Consumer Price Index spreadsheet of the U.S. Government, from the date hereof to the date of the renewal lease agreement, for the narrowest reported area in which the city of Charlotte, state of North Carolina, is located. TENANT shall notify LANDLORD in writing of his intent to exercise such option six (6) months prior to expiration of this Lease.

3. Except as modified by the terms hereof, all terms and conditions of the initial Lease shall apply throughout the renewal term of the Lease and are hereby ratified and confirmed by the parties in every respect.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.

     IN TESTIMONY WHEREOF, the LANDLORD and TENANT have caused these presents to be executed and delivered as of the day and year stated above.

ATTEST:                             GARRETT AND GARRETT

/s/ Pamela S. State                 By: /s/ Blake P. Garrett, Jr.
-------------------------------         -------------------------------

ATTEST:                             ATLANTIC DESIGN COMPANY, INC.

________________________________    By: /s/ James N. Chiavetta
                                        -------------------------------


STATE OF  North Carolina
COUNTY OF  Mecklenburg

     I, Janet Salyer, a Notary Public in and for said county and state hereby certify that James N. Chiavetta personally came before me and acknowledged the due execution of the foregoing instrument.

     WITNESS my hand and notarial seal this 25 day of June, 1997.



                                                    /s/ Janet Salyer
                                              --------------------------------
                                                        Notary Public

My commission expires:
My commission expires February 22, 1998

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STATE OF South Carolina
COUNTY OF  Greenville

     I, Juanita H. Gray, a Notary Public in and for said county and state hereby certify that Blake P. Garrett, Jr. personally came before me and acknowledged the due execution of the foregoing instrument.

     WITNESS my hand and notarial seal this 27 day of June, 1997.



                                                  /s/ Juanita H. Gray
                                              -------------------------------
                                                      Notary Public

My commission expires: May 31, 1999



STATE OF
COUNTY OF

     I, _________________, a Notary Public in and for said county and state hereby certify that ________________ personally came before me and acknowledged the due execution of the foregoing instrument.

     WITNESS my hand and notarial seal this ___ day of _________________, 19__.

                                    _________________________________
                                              Notary Public

My commission expires:

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January 7, 1997



Mr. Bill McDonough
Atlantic Design Company
5601 Wilkinson Boulevard
Charlotte, NC

Dear Bill:

Enclosed is a Letter of Understanding concerning the contingencies to the renewal of the lease of the property at 5601, 2, 3, 4 Wilkinson Boulevard.

I have also submitted this to Blake Garrett today. If you have any questions or comments please let me know.

Sincerely,

/s/ Marvin K. Wyant

Marvin K. Wyant

MKW:mjg
Enclosure

January 7, 1997

                            LETTER OF UNDERSTANDING
                BETWEEN ATLANTIC DESIGN COMPANY, INC., "TENANT"
                      AND GARRETT AND GARRETT, "LANDLORD"


Concerning property at 5601-1 through 5605 Wilkinson Blvd., Charlotte, NC

It is acknowledged that in accordance with the Lease Agreement between the Parties dated the first day of September, 1993 that Tenant has notified Landlord of its intent to exercise the option to renew in a manner acceptable to both Parties.

LANDLORD agrees to:

1. Construct a security fence along the rear property line of approximately eight feet high with barbed wire, approximately 700 feet long. Landlord will accommodate Tenant in this area however Tenant needs to identify the subject, get estimates, etc.

2 Install a second (back-up) pump as part of the operation of the sanitary sewer system that serves all of the property.

3. Patch areas in the parking lot, approximately 15, and sealcoat the remainder of the front parking lot.

4. Give option for a new lease at the expiration of the current option extension for an additional three year period under the same terms and conditions. Consider Atlantic Design Company, Inc. as the initial tenant in the event a new building addition of forty to fifth thousand square feet is constructed contiguous with Building 5601-1. The lease rate will be based on percentage of the total cost of the addition which shall include the pro-rated value of the land on which it is constructed. It is proposed that the terms will be negotiated, however the rate and terms may be determined and contingent upon the financing terms of a new structure. Not less than a ten year term will be required to finance a new structure however negotiations might incorporate the current leased buildings with a bland of rates and terms that in effect allows a similar amortization.

5. Upgrade the air conditioning system in Building 5601-1 to the minimum standard. Atlantic Design Company, Inc. will furnish a survey report of the existing system and recommendations and will pay excess over costs of installing a minimum system, if any. Landlord's responsibility herewith is limited to the addition of a minimum of two additional ten ton air conditioning units.

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TENANT agrees to:

1. Property tax increase. Due to efforts by the Landlord, although taxes have increased the owner was able to appeal and obtain a reduction in the assessed value therefore there have been no increases in the dollar amount during the previous term of your lease.

The above has been discussed between Garrett and Garrett, Atlantic Design Company, Inc. and myself and I believe it to be true and accurate as hereinabove stated.

Sincerely,

/s/ Marvin K. Wyant

Marvin K. Wyant

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